Exhibit 10.7

FORM OF CONVERTIBLE NOTES PAYABLE

TO VARIOUS INVESTORS

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS

ADVANCED GROWING SYSTEMS, INC.

CONVERTIBLE PROMISSORY NOTE

$10,000	25 August, 2006

FOR VALUE RECEIVED, the undersigned, ADVANCED GROWING SYSTEMS, INC., a company organized under the laws of the State of Nevada (the “Company”), promises to pay to the order of or its registered assigns (the “Holder”), the principal sum of 10,000 Ten Thousand Dollars ($10,000), with interest from the date hereof at the rate of 10% per annum on the unpaid balance hereof until paid.

1. Principal. If not earlier converted pursuant to Section 3(a) hereof, the principal of this Note shall be payable in one installment twelve (12) months from the date of this Note (“Due Date”). This Note is subject to conversion upon the occurrence of a Conversion Event described in Section 4(a).

2. Interest. Interest on the unpaid principal balance of this Note shall accrue at the rate of 10% per annum compounded annually (computed on the basis of a 365-366 day year (as applicable) based on actual days elapsed) commencing on the date hereof, and payable in stock or cash, at the sole discretion of the Company, on the Due Date. The Company agrees to pay interest after the occurrence of an Event of Default, at a rate per annum equal to the highest rate of interest per annum permitted by applicable law (the “Default Rate”) until all amounts outstanding under the Note payable to Holder have been paid in full. For purposes herein, an “Event of Default” exists if the Company fails to make a payment required by Section 1 or 2 hereof, and such failure is not cured within 10 days following written notice from the Holder.

(a) Interest Payable in Stock. In the event the Company, at its sole discretion, pays accrued interest in stock the formula shall be calculated as follows: On the day the Company issues the resolution to the Transfer Agent for shares, they shall calculate the stock due as the average closing price of the last ten (10) trading days at a 10% discount (Ex: $l00k Inv, avg trading price @ $3.00, 365 days interest due: 3,704 shares ($100,000 x 10% / ($3.00 * .90)).

3. Conversion Events and Mechanics of Conversion.

(a) Conversion. Conversion shall occur automatically upon either of the following:

(i) Company consummates a transaction with a to-be-identified publicily traded entity (“Pubco”) whereby shareholders, option holders, and warrant holders of the Company become security holders of Pubco, AND after conversion, Pubco trades on the OTCBB, AND Pubco stock price, split adjusted, is trading at or over $2.00 for 10 Consecutive trading days (collectively, a “Conversion Event”).

Promissory Note - AGSI

(ii) Company consummates a transaction with a Pubco whereby shareholders, option holders, and warrant holders of the Company become security holders of Pubco, AND after conversion, Pubco trades on the OTCBB, AND Pubco has an annualized revenue run rate of $24,000,000 (collectively, also a “Conversion Event”).

(iii) Upon a Conversion Event, the entire unpaid principal balance of this Note plus any unpaid interest will convert into Common Stock of the Company at a price equal to the Conversion Price (as hereinafter defined). For purposes hereof “Conversion Price” shall be $1.00 per share.

(b) Warrant Coverage. The Holder will receive 50% warrant coverage on this Note. The Warrants will be exercisable into Common Stock at $2.50 per share with a term of three (3) years from the date of this Note. For example, assuming the Note is for $100,000, the underlying Note conversion price is $1.00 and the total number of warrants issued would be 50,000 ($100,000 x 50%).

(c) Mechanics of Conversion. The Company shall not be obligated to issue certificates evidencing the Common Stock issuable upon a Conversion Event unless this Note is either delivered to the Company, duly endorsed, at the office of the Company, or the Holder notifies the Company that this Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with this Note. As soon as practicable after delivery of the Note, or delivery of an agreement and indemnification in the case of a lost Note, the Company shall issue and deliver to the Holder a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled (the “Conversion Shares”).

(d) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall round up to the nearest whole share amount.

4. Transfer Restrictions. The Holder shall not transfer the Note or the Conversion Shares (except to its own affiliate, subsidiary, or shareholders) until (a) it has first given written notice to the Company, describing briefly the manner of any such proposed transfer; and (b) (i) the Company has received from counsel satisfactory to the Company an opinion that such transfer can be made without compliance with the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws, or (ii) a registration statement filed by the Company under the 1933 Act and applicable state securities laws is declared effective by the Securities and Exchange Commission and state securities commissions having jurisdiction.

5. Currency; Payments. All references herein to “dollars” or “$” are to U.S. dollars, and all payments of principal of, and interest on, this Note shall be made in lawful money of the United States of America in immediately available funds. If the date on which any such payment is required to be made pursuant to the provisions of this Note occurs on a Saturday or Sunday or legal holiday observed in the State of California, such payments shall be due and payable on the immediately succeeding date which is not a Saturday or Sunday or legal holiday so observed.

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6. Representations and Warranties of Holder. Holder hereby represents and warrants that:

(a) Securities Not Registered. Holder is acquiring the Note for its own account, not as an agent or nominee, and not with a view to, or for sale in connection with, any distribution thereof in violation of applicable securities laws. By executing this Note, Holder further represents that Holder does not have any present contract, undertaking, understanding or arrangement with any person to sell, transfer or grant participations to such persons or any third person, with respect to the Note.

(b) Access to Information. The Company has made available to Holder the opportunity to ask questions of and to receive answers from the Company’s officers, directors and other authorized representatives concerning the Company and its business and prospects, and Holder has been permitted to have access to all information which it has requested in order to evaluate the merits and risks of the purchase of the Note.

(c) Investment Experience. Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Note.

(d) No Brokers or Finders. Holder has incurred no liability for commissions or other fees to any finder or broker in connection with the transactions contemplated by this Note, the cost of which is in any part the liability of or payable by the Company. The Company has agreed to pay to Westcap Securities as placement agent a cash fee of 10.0% on the gross proceeds raised in the current financing plus a 3.0% non-accountable expense and a 2.0% due diligence fee.

(e) Regulation D. Holder is an “accredited investor” as defined in Rule 501 under the 1933 Act. In the normal course of business, Holder invests in or purchases securities similar to the Note and the Series A Convertible Preferred Stock and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Note. The Holder is not a registered broker dealer or an affiliate of any broker or dealer registered under Section 15(a) of the Exchange Act of 1934, as amended, or a member of the National Association of Securities Dealers, Inc. or a Person engaged in the business of being a broker dealer.

(f) Unregistered. Holder has been advised that (i) neither the Note nor the Common Stock issuable upon conversion of the Note has been registered under the 1933 Act or other applicable securities laws, (ii) the common stock issuable upon conversion of the Note may need to be held indefinitely, and Holder must continue to bear the economic risk of the investment in the common stock issuable upon conversion of the Note is subsequently registered under the 1933 Act or an exemption from such registration is available, (iii) when and if the common stock issuable upon conversion of the Note may be disposed of without registration in reliance on Rule 144 promulgated under the 1933 Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, and Holder must deliver an opinion of counsel to the Company reasonably acceptable to the Company in form, substance and scope to the effect that the common stock may be sold or transferred under an exemption from such registration, and (iv) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the 1933 Act.

(g) Pre-Existing Relationship. Holder has a pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, or by his/its business or financial experience or the business or financial experience of his/its financial advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect his/its own interest in connection with the acquisition of the Note, or the common stock into which it converts.

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(h) No Advertisement. Holder acknowledges that the offer and sale of the Note or the common stock into which it converts was not be accomplished by the publication of any advertisement.

(i) No Review. Holder understands that no arbitration board or panel, court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, has passed upon or made any recommendation or endorsement of the common stock into which it converts.

(j) Holder understands that the Common Stock into which the Note may convert shall bear a restrictive legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

7. Survival of Representation and Warranties. All representations and warranties made by Holder shall survive the earlier of the Conversion Event or the Due Date and shall remain effective and enforceable until the earlier to occur of the two (2) year anniversary of the Conversion Event, the Due Date or the date on which claims based thereon shall have been barred by the applicable statutes of limitation.

8. Waiver. The Company expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection.

9. Attorneys’ Fees and Costs. In the event of any legal proceedings in connection with this Note, all expenses in connection with such legal proceedings of the prevailing party, including reasonable legal fees and applicable costs and expenses, shall be reimbursed by the non-prevailing party upon demand. This provision shall not merge with any enforcement order or judgment on this Note and shall be applicable to any proceeding to enforce or appeal any judgment relating to the Note.

10. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

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11. Successors and Assigns. This Note shall inure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the undersigned and its successors and permitted assigns. As used herein, the term “Holder” shall mean and include the successors and permitted assigns of the Holder.

12. Governing Law. The parties acknowledge and agree that this Note and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the State of California, without regard to conflict of laws principles.

13. Modification. This Note may not be modified or amended orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

14. Entire Agreement. This Note constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior written or oral agreements and understandings with respect to the matters covered hereby.

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SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE

ADVANCED GROWING SYSTEMS, INC., a Nevada corporation

By:	Christopher Nichols
Its:	Chairman & CEO
Address:	1340 S. Main Street #190 Grapevine, Texas 76051
Phone:	(800) 747-0720

HOLDER:

By:
Its:
Address:

SS#/TIN:
Phone:

ADVANCED GROWING SYSTEMS, INC.

WARRANT PURCHASE AGREEMENT

This WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of the 25 day of August, 2006 by and between ADVANCED GROWING SYSTEMS, INC., a Nevada corporation (the “Company”), and                                  (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser are entering into a Convertible Promissory Note dated as of the date hereof in the principal amount of $10,000 (the “Convertible Note”); and

WHEREAS, in consideration for the execution and delivery of the Convertible Promissory Note, the Purchaser has requested that the Company issue it a warrant (a “Warrant”) to purchase 10,000 (            ) shares of the Company’s common stock, par value $.001 per share (the “Common Stock”). The Convertible Note, the Warrant and the shares of common stock underlying the Convertible Note and the Warrant are the “Securities”.

AGREEMENT

NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. ISSUANCE OF WARRANT. Upon the execution and delivery of the Convertible Note, the Company will issue to Purchaser a warrant to purchase 10,000 shares of the Common Stock at an exercise price of $2.50 per share (the “Noteholder Warrant”). The Noteholder Warrant shall be in substantially the form attached hereto as Exhibit A.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Purchaser as follows:

2.1 Corporate Power. The Company has as of the date hereof all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

2.2 Authorization. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Noteholder Warrant and reservation of the Common Stock issuable upon exercise of the Noteholder Warrant (“Warrant Shares”), has been taken. This Agreement and the Noteholder Warrant, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to

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rights to indemnity, subject to federal and state securities laws. The Noteholder Warrant, when issued in compliance with the provisions of this Agreement, and the Warrant Shares, when issued upon the exercise of the Noteholder Warrant, will be validly issued, fully paid and non-assessable. The Noteholder Warrant, when issued in compliance with the provisions of this Agreement, and the Warrant Shares, when issued upon exercise of the Noteholder Warrant, will not violate any preemptive rights or rights of first refusal, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders through no action of the Company; provided, however, that the Noteholder Warrant and the Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

2.3 Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Noteholder Warrant or the Warrant Shares, or the consummation of any other transaction contemplated hereby shall have been obtained and are effective, or, in respect of the Warrant Shares, prior to the issuance of the equity securities, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

2.4 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 3 hereof, the offer, issue, and sale of the Noteholder Warrant, and the Warrant Shares, when issued upon the exercise of the Noteholder Warrant, are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “1933 Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

2.5 Capitalization. The Company’s capitalization is as described in the Company’s Confidential Private Offering Memorandum dated June 2, 2006 (the “Offering Memorandum”). Except as described in the Offering Memorandum, the Company has no outstanding options, warrants or other rights to purchase Common or Preferred Stock of the Company.

2.6 Full Disclosure. To the Company’s knowledge, neither this Agreement, the exhibits hereto nor the Offering Memorandum, contain any untrue statement of a material fact nor, to the Company’s knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

2.7 Reliance. The Company acknowledges that Purchaser has relied on the representations made by the Company in this Agreement in deciding to loan to the Company the amounts set forth in the Convertible Note.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1 Purchase for Own Account. Purchaser represents that it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

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3.2 Information and Sophistication. Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

3.3 Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

3.4 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b) The Purchaser shall have notified the Company of the proposed disposition and, if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration under the 1933 Act or any applicable state securities laws.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to an entity under common control with the Purchaser, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if it was a Purchaser hereunder. Common control is deemed to mean the beneficial ownership of more than fifty (50%) percent of an entity by a parent or subsidiary of Purchaser.

3.5 Accredited Investor Status. Purchaser is an “accredited investor” as such term is defined in Rule 501 under the 1933 Act, and has, as of the date hereof, furnished the Company with an executed Confidential Purchaser Questionnaire in the form attached hereto as Exhibit B to such effect.

3.6 Relationship With The Company. Purchaser has a pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, or by his/its business or financial experience or the business or financial experience of his/its financial advisors who are unaffiliated with the and who are not compensated by the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect his/its own interest in connection with the acquisition of the Securities.

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3.7 No Advertisement. Purchaser acknowledges that the offer and sale of the Securities was not be accomplished by the publication of any advertisement.

4. MISCELLANEOUS

4.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California, made and to be performed entirely within the State of California, without regard to conflict of laws principles.

4.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, postage prepaid, addressed to the Company at 1340 S. Main Street #190, Grapevine, Texas 76051 or to the Purchaser address as outlined on Exhibit B. or at such other address as such party may designate by ten (10) days advance written notice to the other party.

4.6 Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

4.7 Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreement except as specifically set forth herein.

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EXHIBIT A

No. CW-

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK OF

ADVANCED GROWING SYSTEMS, INC.

Void after                     , 2009

This certifies that                     , or its permitted assigns (the “Holder”), for value received, is entitled to purchase from ADVANCED GROWING SYSTEMS, INC., a Nevada corporation (the “Company”), having a place of business at 1340 S. Main Street # 190, Grapevine, Texas 76051 a maximum of                      (            ) fully paid and non-assessable shares of the Company’s Common Stock, par value $.001 per share (the “Warrant Shares”), at a price per share of $2.50 (the “Stock Purchase Price”) at any time or from time to time up to and including 11:59 p.m. (Eastern time)                 , 2009 (the “Expiration Date”), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto as Annex A duly filled in and signed and, if applicable, upon payment of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being Exercised determined in accordance with the provisions hereof. The Stock Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Holder. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

This Warrant is subject to the following terms and conditions:

1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

1.1 General. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the Warrant Shares shall be and are deemed to be issued to the Holder hereof as the record owner of the Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for the Warrant Shares. Certificates for Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the

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shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Warrant Shares as may be requested by the Holder hereof and shall be registered in the name of such Holder.

1.2 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, these Warrants shall not have a Cashless, or Net Issue, Exercise feature.

2. RESERVATION OF SHARES. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such exercise.

3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

3.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Warrant Shares of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

3.2 Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefore.

(a) Common Stock or any rights or options to subscribe for purchase or otherwise acquire Common Stock by way of dividend or other distribution,

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(b) any cash paid or payable otherwise than as a cash dividend, or

(c) Common Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefore, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

3.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an “Organic Change”), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Warrant Shares issuable upon the exercise of the rights represented hereby immediately prior to such event) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock issuable upon the exercise of the rights represented hereby immediately prior to such event. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders hereof, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

3.4 Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the

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Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as it would have owned had the Warrant been exercised prior to the event and had it continued to hold such shares until after the event requiring adjustment.

3.5 Notices of Change.

(a) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

(b) The Company shall give written notice to the Holder at least 10 business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

(c) The Company shall also give written notice to the Holder at least 30 business days prior to the date on which an Organic Change shall take place.

4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

7. TRANSFERABILITY OF WARRANT. This Warrant may not be transferred.

8. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in carrying out of all such terms and in the taking of such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

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9. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder Warrant Shares, shall survive the exercise of this Warrant.

10. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other. All notices to Holder should be sent to the Address listed on Exhibit B.

12. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

13. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

14. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

15. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall round up to the nearest whole share amount.

[The next page is the signature page]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized this          day of                     , 2006.

ADVANCED GROWING SYSTEMS, INC., a Nevada corporation

By:
Name:	Chris Nichols
Title:	CEO

ATTEST:

Secretary

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ANNEX A

SUBSCRIPTION FORM

Date:                     , 2006

ADVANCED GROWING SYSTEMS, INC.

1340 S. Main Street #190

Grapevine, Texas 76051

Attn: Christopher Nichols

Ladies and Gentlemen:

☐	The undersigned hereby elects to exercise the warrant issued to it by ADVANCED GROWING SYSTEMS, INC. (the “Company”) and dated , 2006 Warrant No. CW- (the “Warrant”) and to purchase thereunder shares of the Common Stock of the Company, par value $.001 per share (the “Shares”), at a purchase price of $2.50 per Share or an aggregate purchase price of Dollars ($ ) (the “Purchase Price”).

Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

Very truly yours,

By:

Title:

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EXHIBIT B

CONFIDENTIAL PURCHASER QUESTIONNAIRE

ADVANCED GROWING SYSTEMS, INC.

1340 S. Main Street #190

Grapevine, Texas 76051

Attention: Christopher Nichols

Gentlemen:

The following information is furnished to you in order for you to determine whether the undersigned’s purchase of a convertible promissory note (the “Note”) and warrant to purchase shares of the common stock, par value $.001 per share (the “Warrant”), in ADVANCED GROWING SYSTEMS, INC., a Nevada corporation (the “Company”), would comply with the requirements of applicable state and federal securities laws. The Note and Warrant are the “Securities”. The undersigned understands that the Company will rely on the information contained in this Confidential Purchaser Questionnaire for purposes of determining compliance of the offering and sale of the Warrant with applicable state and federal securities laws and regulations. The undersigned understands that the offering and sale of the Securities and the common stock issuable upon conversion and exercise of the Securities will not be registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or under the securities laws of any state.

The information contained in this Confidential Purchaser Questionnaire is furnished to you in your capacity as the issuer of the Securities. The undersigned understands that this information will not be disclosed or divulged to any person or entity other than Company or its affiliates, the officers, directors, partners, employees and/or other authorized agents of the Company or its affiliates, and your legal and professional advisers; provided, however, that you may disclose or divulge the information contained in this Confidential Purchaser Questionnaire to such persons as you deem appropriate or necessary to establish the availability of exemptions from registration of the offering and sale of the Securities under the Securities Act and the applicable securities laws of any state.

The undersigned shall indemnify and hold harmless the Company, the Owner, any Finders, Consultants or Agents in this transaction, and each officer, director, employee, agent, representative or control person thereof (“Indemnified Parties”), who is or may be a party to, or is or may be threatened to be made a party to, any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of, or arising from, any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned, or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned’s authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement, or omission contained herein or any other document submitted by the undersigned, against losses, liabilities, and expenses (including reasonable attorneys’ fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by the Indemnified Parties, in connection with such action, suit, or proceeding.

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SECTION A - GENERAL INFORMATION

1. Individual Investor Information. The following information must be furnished with respect to each prospective investor who is an individual.

(a)	Full Name of Investor: __________________________ Date of Birth: ____________

U.S. Citizen: Yes ☑ No ☐

(b)	If the investment is being made by joint tenants, tenants in common or tenants by the entirety, indicate the nature of the relationship between the parties, identify the other parties and identify the person(s) making the investment decision:

(c)	Social Security Number of Investor:

(d)	Permanent Residence Address (including zip code):

(e)	Home Telephone Number (including area code):

(f)	Employer:

(g)	Business Address and Telephone Number of Employer (including area code)

( )

2. Co-tenant/Spouse Information. The following information must be furnished with respect to each co-tenant/spouse identified in Section 1(b) above, if any, and with respect to the prospective investor’s spouse, if any.

(a)	Full Name of Co-tenant/Spouse: _______________________ Date of Birth: _________

U.S. Citizen: Yes ☐ No ☐

(b)	Social Security Number of Investor:

(c)	Permanent Residence Address (including zip code):

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(d)	Home Telephone Number (including area code):	( )

(e)	Employer:

(f)	Business Address and Telephone Number of Employer (including area code)

( )

3. Corporate/Partnership Investor Information. The following must be furnished with respect to each prospective investor that is a corporation or a partnership.

(a)	Full Name of Investor:

(b)	Jurisdiction of Incorporation or Organization:

(c)	I.R.S. Employer Identification Number:

(d)	Address (including zip code):

(e)	Telephone Number (including area code):	( )

4. Trust Information. The following information must be furnished with respect to each prospective purchaser that is a trust.

(a)	Full Name of Trust:____________________________ Trust Date:_______________

(b)	Please identify the individual(s) authorized to execute documents on behalf of the Trust in connection with this investment:

(c)	Please identify the individual(s) making the investment decision on behalf of the Trust in connection with this investment

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(d)	Federal Tax Identification Number of the Trust:

(e)	Address of the Trust (including zip code):

(f)	Telephone Number (including area code):	( )

(g)	Employer of person making investment decision on behalf of the Trust in connection with this investment:

(h)	Business Address and Telephone Number of Employer (including area code)

( )

SECTION B - INVESTOR QUALIFICATION

1. General Qualifications.

ALL PROSPECTIVE INVESTORS MUST INDICATE THE ACCURACY OF EACH OF THE FOLLOWING TWO STATEMENTS BY INITIALING EACH STATEMENT IN THE SPACE PROVIDED.

Accuracy of Representations. The undersigned understands that the representations contained in this Confidential Purchaser Questionnaire are made for the purpose of qualifying the undersigned, or the entity for which the undersigned is acting, as a suitable investor for the purpose of establishing exemptions from the registration or qualification provisions of the Securities Act and the securities laws of certain states for the offering and sale of the Securities. The undersigned hereby represents and warrants to the Company that this statement and the information furnished by the undersigned in this Confidential Purchaser Questionnaire are true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, that any person who suffers damages as a result of a false representation may have a claim against the undersigned for damages, and that the undersigned hereby agrees to indemnify the Company and its affiliates against damages they suffer as a result of any false representation contained herein.

Taxable Status. The undersigned is either a citizen of the United States of America or taxed as a resident of the United States of America for purposes of federal income tax.

Page16 of 20

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2. Investment Experience. (To be completed by the undersigned or authorized officer or representative of the undersigned if not an individual)

The undersigned hereby represents that:

The undersigned has made investments in, or has been involved in the activities of one or more of the following: investments in limited partnerships, joint ventures and other syndications, tax-oriented investments (such as equipment leasing, real estate, agriculture, oil and gas, or commodities syndications), speculative investments or venture capital investments.

3. Accredited Investor Criteria.

(a) If the undersigned comes within one or more of the following categories, mark the applicable category or categories:

(1) The undersigned is a natural person and the undersigned has an individual net worth, or the undersigned’s spouse and the undersigned have a joint net worth, in excess of $1,000,000 (including the undersigned’s home, home furnishings and automobiles). For the purposes of this question, “net worth” means the excess of total assets at fair market value, over total liabilities.

☐  Yes    ☐  No

(2) The undersigned is a natural person and had an individual income (without including any income of the undersigned’s spouse) in excess of $200,000 in each of the two most recent fiscal years (or joint net income with the undersigned’s spouse in excess of $300,000 in each of those years) and reasonably expect individual income in excess of $200,000 in the current year (or joint income with the undersigned’s spouse in excess of $300,000 in the current year). For these purposes, “income” means individual adjusted gross income for federal income tax purposes, plus (A) any deduction for long-term capital gains. (B) any deduction of depletion, and (C) any exclusion for interest.

☐  Yes    ☐  No

(3) The undersigned is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, an insurance company as defined in section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940; a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958 (if one of these categories is applicable, please check “Yes” below and underline the applicable category).

☐  Yes    ☐  No

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(4) The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

☐  Yes    ☐  No

(5) The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code or a corporation, partnership, or a Massachusetts or similar business trust, with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Company.

☐  Yes    ☐  No

(6) The undersigned is a trust (i) with total assets in excess of $5,000,000, (ii) such trust’s purchase of Securities is directed by a person who either alone or with his or her purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment, and (iii) such trust was not formed for the specific purpose of investing in the Securities.

☐  Yes    ☐  No

(7) The undersigned is an entity in which all of the equity owners come within categories 1, 2, 3, 4, 5 or 6, above.*

☐  Yes    ☐  No

(b) If the undersigned does not come within one of the foregoing categories, please check the following box:

☐ The undersigned is not an accredited investor within the meaning of Section 3(a) above. The undersigned is not eligible to purchase the Securities.

*	If this category 7 is the only category marked “Yes” by the undersigned, each equity owner of the undersigned must complete this questionnaire.

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SECTION C - REPRESENTATIONS

The undersigned understands that the Company will rely upon the accuracy and completeness of the undersigned’s responses to the foregoing questions, and represents and warrants to, and agrees with, the Company that:

(a) The answers to the above questions are complete and correct as of the date indicated and may be relied upon by the Company in determining whether the offer and sale of the Securities in which the undersigned proposes to participate, and the undersigned’s proposed participation therein, complies with applicable federal and state laws and regulations.

(b) The undersigned will immediately notify the Company of any material change in any statement made in this Confidential Purchaser Questionnaire prior to any purchase by the undersigned of any of the Securities.

(c) The undersigned understands that a false representation may constitute a violation of law, that any person who suffers damage as a result of any false representation may have a claim against the undersigned for damages, and that the undersigned hereby agrees to indemnify the Company or anyone acting on behalf of the Company against any damages they may suffer as a result of any false representation contained in the undersigned’s Confidential Purchaser Questionnaire.

It is understood that all available documents, records and books pertaining to this investment have been made available for inspection by the undersigned’s attorney or accountant or offeree representative and the undersigned, and that the books and records of the Company will be available upon reasonable notice, for inspection by the undersigned at reasonable hours at its principal place of business.

If the investment will be in the name of a corporation or a partnership, answer the following:

Type of Entity: ______________________________________________________
Date of Formation: ___________________________________________________
Jurisdiction of Incorporation or Organization: ______________________________
I.R.S. Employer Identification Number: ___________________________________
Number of Shareholders, Partners or Members: _____________________________
Names of All Shareholders, Partners or Members: ___________________________

For a corporation, please attach copies of (i) articles or certificate of incorporation and (ii) bylaws. NOTE: IF A CORPORATION, THE AUTHORIZED AGENT(S) OF THE CORPORATION FOR MAKING THE DECISION TO PURCHASE SECURITIES MUST COMPLETE THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION.

For a partnership, please attach copy of (i) the certificate of limited partnership, if applicable, and (ii) the partnership agreement. NOTE: IF A GENERAL PARTNERSHIP, THE PARTNERSHIP AND EACH PARTNER MUST COMPLETE THIS QUESTIONNAIRE.

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IN WITNESS WHEREOF, the undersigned has executed this Confidential Purchaser Questionnaire on this              day of             ,             .

IF INDIVIDUAL INVESTOR:

Signature

Type or print name

CO-TENANT/SPOUSE:

Signature

Type or print name

IF CORPORATE/PARTNERSHIP INVESTOR:

Name of Corporation/Partnership

By:
Title:

Type or Print Name

IF TRUST INVESTOR:

Name of Trust

By:
Title:

Type or Print Name